Exhibit 99.1 Jounce Therapeutics A Next Gen Immunotherapy Company

Legal Disclaimer Various statements concerning Jounce’s future expectations, plans and prospects, including without limitation, Jounce’s expectations regarding the timing, progress and results of discovery programs, preclinical studies and clinical trials for Jounce’s product candidates and any future product candidates, the potential benefits of any of these product candidates and the timing or likelihood of regulatory filings may constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward looking statements, which often include words such as “anticipate,” “can,” “estimate,” “expect,” “explore,” “goal,” “intend,” “in development,” “may,” “on track,” “tracking,” “up to,” “plan,” “position,” “predict,” “predictive,” “target,” “potential” or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Jounce’s ability to successfully demonstrate the efficacy and safety of its product candidates and future product candidates, the preclinical and clinical results for its product candidates, which may not support further development and marketing approval, the potential advantages of Jounce’s product candidates, the development plans of its product candidates, actions of regulatory agencies, which may affect the initiation, timing and progress of preclinical studies and clinical trials of its product candidates, Jounce’s anticipated milestones, Jounce’s ability to obtain, maintain and protect its intellectual property, Jounce’s ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, the timing, cost or other aspects of a potential commercial launch of Jounce’s product candidates and potential future sales of our current product candidates or any other potential products if any are approved for marketing, competition from others developing products for similar uses, Jounce’s ability to manage operating expenses, Jounce’s ability to maintain its collaboration with Celgene and establish or maintain future collaborations, Jounce’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates and unexpected expenditures, as well as those risks more fully discussed in the section entitled “Risk Factors” in Jounce’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission as well as discussions of potential risks, uncertainties, and other important factors in Jounce’s subsequent filings with the Securities and Exchange Commission. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 | Jounce Therapeutics © September 2019

Investment Highlights and Differentiation Vopratelimab: ICOS Agonist in Phase 2 • Clinical benefit associated with a mechanistic biomarker • Phase 2 EMERGE study underway, designed on translational data • Opportunity for differentiation – harnessing CD4 T cells to benefit cancer patients Translational Science Platform & Broader Pipeline • Discovery engine focused on multiple immune cell types • JTX-8064 macrophage program – recent $50M license plus potential M&R • Additional novel immune mechanisms discovery programs • Clinical stage PD-1 inhibitor program Foundation For Success • Founders with Coley, Lasker and Nobel awards • IO experienced management ( ) • Strong balance sheet 3 | Jounce Therapeutics © September 2019

The Jounce Translational Science Platform Discovery Engine Clinical Programs Translational Drug Discovery Reverse Translational Analysis • Sustainable engine • MOA / responders vs. non-responders • 3 development programs in 6 years • Patients more likely to respond 4 | Jounce Therapeutics © September 2019

Jounce Immunotherapy Pipeline Preclinical Clinical Program Target Biology Discovery IND Enabling Phase 1 Phase 2 Phase 3 Development Programs CD4 T cell Vopratelimab ICOS focused NSCLC and Bladder Cancer CD8 T cell JTX-4014 PD-1 focused Suppressive JTX-8064 LILRB2 macrophage Discovery Programs Not Disclosed T-regulatory Not Disclosed Stromal Not Disclosed Macrophage Reverse translational work leading to new targets, methods and paradigms Jounce Wholly Owned Licensed; Potential Royalty & Milestones to Jounce 5 | Jounce Therapeutics © September 2019

Development Programs Vopratelimab JTX-4014 JTX-8064

Vopratelimab: Value Proposition

- Clinical Data
  - ORR, PFS, OS tied to emergence of ICOS hi CD4 T effector cells in patients
  - ICOS hi CD4 T cells emerge due to vopratelimab not PD-1
  - Safe and well tolerated, no T cell depletion in humans

- Antibody characteristics
  - Selectively activates ICOS receptor pathway
  - IgG1 (> IgG4) facilitates better crosslinking and activation

- Clinical and translational data drive new Phase 2 design
  - ICOS hi CD4 T cells – cornerstone of clinical strategy
  - New combination
  - New dosing and schedule
  - Unique approach stimulating **CD4 T cells** vs CD8 T cells



An IgG1 Monoclonal Antibody that Activates T Cells Through ICOS

PD-1i = PD-1 inhibitor or PD-L1 inhibitor

7 | Jounce Therapeutics © September 2019

Jounce THERAPEUTICS

Differentiated Approach: Why Activated CD4 T Cells Matter

Moving Beyond PD-1 Centric Approach



CD4 T Cell

- Orchestrates a coordinated immune response
- Required for optimal CD8 T cell activity
- CD4 T effector cells can mediate direct tumor killing
- Reacts to different tumor antigens than CD8 T cells
- Not implicated as part of the PD-1i MOA



Opportunity for Vopratelimab

- CD4 T cells currently under exploited for therapeutic benefit
- Vopra expands activated ICOS hi CD4 T effector cells in pts
- Potential to address significant unmet medical need

8 | Jounce Therapeutics © September 2019

Vopratelimab Mechanism of Action from Clinical and Pre-clinical Studies

1st Signal
Activation of ICOS lo to ICOS hi

+

2nd Signal
Co-Stimulation of ICOS hi

→

Potential Clinical Benefit


ICOS

Resting ICOS lo
CD4 T cell

- **Cancer Antigen Priming**
- **Scientifically Rational Combos (example anti-CTLA-4)**


ICOS

ICOS hi primed
CD4 T effector cell

+

Vopratelimab





Vopratelimab stimulation of ICOS hi CD4 T cells can result in*:

- Proliferation of CD4 T cells
- Production of cytokines
- Expansion of select TCT
- Desirable characteristics (T bet+)

* Harvey, C., AACR 2019, 4053
Hanson, A., SITC 2018, P52

9 | Jounce Therapeutics © September 2019

Clinical Benefit Correlates with Vopratelimab Mechanistic Biomarker

Vopratelimab Causes Emergence of ICOS hi CD4 T Cells in Blood of Responding Patients; PD-1i Do Not

Gastric Cancer Response to Vopratelimab Monotherapy



At time of clinical response
Vopratelimab
Early Timepoint
CD4
ICOS

Anti-PD-1 Inhibitor Monotherapy Response



No ICOS hi CD4 T cells at any time point
CD4
ICOS

Hanson, A., SITC 2018, P52

ICOS hi CD4 T Cells Emerge in Patients with Target Lesion Reductions†

Background: ICONIC Trial Phase 1/2 Study of Vopratelimab +/- Nivo:

- Late stage gastric cancer, TNBC, and PD-1 experienced NSCLC and SCCHN with no therapeutic options
- Safe and well tolerated
- ORR, PFS, OS improvements accompanied by the emergence of ICOS hi CD4 T cells



All patients with evaluable samples and tumor measurement, n = 45
Data cut-off 04-MAR-2019
Change from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
Emergent ICOS High Population
No Emergence

† Best response observed for target lesion, based on investigator assessment

10 | Jounce Therapeutics © September 2019

Clinical Benefit Correlates with Vopratelimab Mechanistic Biomarker

ICONIC Trial Efficacy:
Relationship to ICOS hi vs. ICOS lo CD4 T Cells*

	ICOS hi (n=18)	ICOS lo (n=32)
RECIST 1.1 ORR	4 (22.2%)	0
Median PFS	6.2 months	2 months
Median OS	21.4 months	9 months

Progression Free Survival


Data cut-off 19-AUG-2019, central radiology review
Event Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
ICOS hi
All Patients
ICOS lo
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Time (months)

Compare purple (ICOS hi) versus blue (ICOS lo)

+	Censored
	ICOS Low
	ICOS High
	All Patients

Overall Survival


Data cut-off 19-AUG-2019
Event Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
ICOS hi
All Patients
ICOS lo
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34
Time (months)

Durable = PR ≥ 6 month

*Subset of 50 patients with evaluable blood samples and tumor measurements; central radiology review; data cut August 19, 2019

11 | Jounce Therapeutics © September 2019

Jounce THERAPEUTICS

ICOS hi CD4 T Cells Persist Throughout Durable Response



Tumor Reduction
Treatment Status:
Ongoing
Discontinued
Data cut-off 19-AUG-2019
% Change in Target Lesion
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
0
63
126
189
252
315
378
441
504
567
630
693
756
Days on Treatment



ICOS hi CD4 T Cells
ICOS hi CD4 T Cells (% of Total CD4)
100
75
50
25
0
5% ICOS hi threshold
0
100
200
300
400
500
600
Days on Treatment
TNBC cPR 0.3mg/kg combo
Gastric cPR 0.1mg/kg combo
Gastric cPR 0.3mg/kg combo
Gastric cPR monotherapy

- Late stage patients with no available therapy
  - TNBC and 3 gastric cancer
  - 3 of 4 responders are now target lesion CRs*
- ICOS hi CD4 T cells
  - Emerged on therapy
  - Dominate the blood CD4 compartment
  - Persist throughout durable responses

Durable = PR ≥ 6 month

*CR = Complete disappearance of target lesion(s) based on investigator assessment

12 | Jounce Therapeutics © September 2019

Clinical and Translational Data Drive New Opportunities for Vopratelimab

ICOS hi CD4 T Cells associated with improvements in ORR, PFS, OS*

ICOS hi CD4 T Cells show T effector characteristics†

Vopratelimab Stimulates ICOS hi not ICOS lo cells † ‡

✓ Combination

Agents that induce ICOS hi CD4 T cells

Predictive

Baseline predictions/early detections of ICOS hi CD4 T cells

Maximize ICOS hi CD4 T Cells Prior to Vopratelimab



Vopratelimab
Induce or
Detect ICOS hi
Increase and sustain

* Yap, T., AACR, CT189
† Harvey, C., AACR 2019, 4053
‡ Hanson, A., SITC 2018, P52

13 | Jounce Therapeutics © September 2019

Jounce Therapeutics

Vopratelimab Phase 2 EMERGE Study

Induction of ICOS hi by Ipilimumab Followed by Vopratelimab


Ipilimumab
Vopratelimab
CTLA-4i Induce ICOS hi
Induce ICOS hi
Increase and sustain

Vonderheide 2010, Carthon 2010, Liakou 2008

Phase 2 EMERGE Study Detail

- Endpoints: ORR, DCR, DOR, PFS, OS, safety
- Dosing regimens to optimize emergence of ICOS hi CD4 T cells
- Monitoring of ICOS hi CD4 T cells and other biomarkers
- Anticipated clinical and biomarker data in 2020 on up to 80 patients

Enrollment Commenced June 2019

Ipilimumab and Vopratelimab Combination

- Mechanism is independent of PD-1
- PD-1 experienced patients are a growing unmet need

PD-1i Experienced NSCLC ~ 40 pts

NSCLC

- Prior PD-1i + / - platinum based chemotherapy
- Standard of care currently docetaxel

PD-1i Experienced Bladder ~ 40 pts

Bladder

- Prior PD-1i + / - platinum based chemotherapy
- Standard of care currently investigator's choice chemotherapy (docetaxel, paclitaxel, vinflunine)

14 | Jounce Therapeutics © September 2019

Development Programs Vopratelimab JTX-4014 JTX-8064

JTX-4014: PD-1 Inhibitor On Track • Safety and efficacy data in 2H19 • Established safety and RP2D • Completed Phase 1 enrollment • IND filed Sept 2018 Well-characterized PD-1 antibody Objective: Monotherapy safety & POC • Fully human IgG4 • For use in combinations with potential • Blocks binding to PD-L1 and PD-L2 future product candidates 16 | Jounce Therapeutics © September 2019

Development Programs Vopratelimab JTX-4014 JTX-8064

JTX-8064: Further Showcases Jounce’s Strength of Translational Science Platform Target • JTX-8064: LILRB2 inhibitor • Novel antibody from the Jounce Translational Science Platform • Highly selectively monoclonal antibody that reprograms human macrophages to an anti-tumor phenotype License Terms • Exclusive license to Celgene in July 2019 • $50M upfront license fee • Up to $480M in development, regulatory and commercial milestone payments, in addition to royalties on potential worldwide sales • Celgene responsible for all development and commercialization of JTX-8064 18 | Jounce Therapeutics © September 2019

The Jounce Approach: Sustainable Discovery Translational Science Innovative & Sustainable Discovery Pipeline Platform Immuno-suppressive T regulatory cells Inhibit immune suppressive activity Stromal cells Approach for cold tumors that lack T cells New target ID from 1000s of human tumors Immuno-suppressive Prioritized targets from different Macrophages immune cell types in tumors Approach for macrophage dominated TME 19 | Jounce Therapeutics © September 2019

2019 Milestones . Three immunotherapies in the clinic  Two wholly owned immunotherapies in the clinic  Exclusively licensed JTX-8064  Vopratelimab: Data update including PFS and OS from ICONIC at AACR  Vopratelimab: Initiate new Phase 2 studies  JTX-4014: Establish safety and RP2D . Advance next development candidate into IND enabling studies 20 | Jounce Therapeutics © September 2019

Financial Strength and Flexibility • Jounce Therapeutics (NASDAQ: JNCE) Company History • Strong balance sheet: – $152M cash and investments, Event Date Gross $ Comment as of June 30, 2019 Series A 2013 $47M Third Rock Ventures • Updated Financial guidance: Series B 2015 $56M Fidelity, – 2019 gross cash burn $80M - $95M Wellington, others – 2019 revenue guidance: CELG 2016 $225M Non-refundable • $50M cash Collaboration upfront upfront payment • $98M non-cash $36M • Common stock outstanding: equity – 33M shares as of August 2, 2019 Initial Public 2017 $117M Upsized deal Offering Exclusively 2019 $50M Potential Licensed JTX- upfront milestones & 8064 royalties 21 | Jounce Therapeutics © September 2019

Jounce Therapeutics A Next Gen Immunotherapy Company